Accrued and Other Current Liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued and Other Current Liabilities
Accrued payroll and other related expenses	$ 20,776	$ 24,212	$ 22,860
Accrued revenue share	12,669	13,480	20,976
Deferred revenue	11,203	10,019	11,570
Income taxes payable		15,777	15,777
Other	15,414	12,466	14,706
Total accrued and other current liabilities	$ 60,062	$ 75,954	$ 85,889